UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 23, 2024
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2225 Lawson Lane
Santa Clara, California 95054
(Address of principal executive offices and Zip Code)
(408) 501-8550
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting, the shareholders were asked to vote on four proposals. A brief description of each proposal, along with the final voting results, is set forth below:

1.The shareholders elected the individuals listed below as directors to serve until the next annual shareholders meeting and until his or her successor has been duly elected and qualified or his or her earlier death, resignation or removal. The voting results for each such director are as follows:

Nominees	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
Deborah Black	165,376,402	2,518,509	123,128	16,044,719
Susan L. Bostrom	155,226,991	12,657,230	133,818	16,044,719
Teresa Briggs	162,524,105	5,366,753	127,181	16,044,719
Jonathan C. Chadwick	161,912,317	5,975,843	129,879	16,044,719
Paul E. Chamberlain	165,750,974	2,135,375	131,690	16,044,719
Lawrence J. Jackson, Jr.	164,926,253	2,961,638	130,148	16,044,719
Frederic B. Luddy	165,550,596	2,373,000	94,443	16,044,719
William R. McDermott	156,168,799	11,135,077	714,163	16,044,719
Jeffrey A. Miller	161,045,254	6,839,603	133,182	16,044,719
Joseph "Larry" Quinlan	167,640,199	220,831	157,009	16,044,719
Anita M. Sands	155,759,262	12,127,477	131,300	16,044,719

2.The shareholders voted, by a non-binding, advisory vote, to approve the 2023 compensation of the Company’s named executive officers. The voting results are as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
147,796,120	19,291,265	930,654	16,044,719

3.The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The voting results are as follows:

Shares For	Shares Against	Shares Abstaining
180,332,998	3,548,395	181,365

4.The shareholders voted in favor of the shareholder proposal regarding simple majority vote. The voting results are as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
160,470,695	5,987,812	995,428	16,044,719

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Russell S. Elmer
Russell S. Elmer General Counsel

Date: May 23, 2024